UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): March 29, 2007

Residential Asset Securitization Trust 2007-A5
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-132042-64

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132042

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No.)

155 North Lake Avenue
Pasadena, California	91101
(Address of Principal Executive Offices)	(Zip Code)

The depositor’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8.

Item 8.01	Other Events.

On March 29, 2007, IndyMac MBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, IndyMac Bank, F.S.B. (“IndyMac”), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and supplemental interest trustee (in such capacity, the “Supplemental Interest Trustee”), providing for the issuance of the Company’s Residential Asset Securitization Trust 2007-A5 (the “Trust”), Mortgage Pass-Through Certificates, Series 2007-E (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On March 29, 2007, Bear Stearns Financial Products as cap counterparty (the “Counterparty”) and the Supplemental Interest Trustee entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto (including an ISDA Credit Support Annex).  The ISDA Master Agreement and Schedule thereto (including the related ISDA Credit Support Annex) are annexed hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

On March 29, 2007, Residential Asset Securitization Trust 2007-A5 entered into an interest rate corridor contract for the Class 1-A-1 Certificates, as evidenced by a Confirmation between the Supplemental Interest Trust and the Counterparty, (the “Class 1-A-1 Confirmation”).  The Confirmation is annexed hereto as Exhibit 99.4.

On March 29, 2007, Residential Asset Securitization Trust 2007-A5 entered into an interest rate corridor contract for the Class 1-A-2 Certificates, as evidenced by a Confirmation between the Supplemental Interest Trust and the Counterparty, (the “Class 1-A-2 Confirmation”).  The Confirmation is annexed hereto as Exhibit 99.5.

On March 29, 2007, Residential Asset Securitization Trust 2007-A5 entered into an interest rate corridor contract for the Class 1-A-3 Certificates, as evidenced by a Confirmation between the Supplemental Interest Trust and the Counterparty, (the “Class 1-A-3 Confirmation”).  The Confirmation is annexed hereto as Exhibit 99.6.

On March 29, 2007, Residential Asset Securitization Trust 2007-A5 entered into an interest rate corridor contract for the Class 1-A-6 Certificates, as evidenced by a Confirmation between the Supplemental Interest Trust and the Counterparty, (the “Class 1-A-6 Confirmation”).  The Confirmation is annexed hereto as Exhibit 99.7.

On March 29, 2007, Residential Asset Securitization Trust 2007-A5 entered into a Novation Confirmation, as evidenced by a Confirmation among the Supplemental Interest Trust, the Counterparty and Citibank, N.A. (the “Novation Confirmation”).  The Confirmation is annexed thereto as Exhibit 99.8.

On November 16, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of November 16, 2006, by and among the Company, as depositor, IndyMac Bank F.S.B., IndyMac ABS, Inc. and Credit Suisse International, as counterparty (the “Counterparty”).  The Item 1115 Agreement is annexed hereto as Exhibit 99.9.

Section 9. Financial Statements and Exhibits.
Item 9.01.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits:

99.1.	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, IndyMac and the Trustee.

99.2	The ISDA Master Agreement dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.3	The Schedule (including the related ISDA Credit Support Annex) to the ISDAMaster Agreement dated March 29, 2007, between the Counterparty and theSupplemental InterestTrustee.

99.4	The Class 1-A-1 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.5	The Class 1-A-2 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.6	The Class 1-A-3 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.7	The Class 1-A-6 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.8	The Novation Confirmation, dated March 29, 2007, among the Counterparty,Citibank, N.A. and the Supplemental Interest Trustee.

99.9	The 1115 Agreement, dated November 16, 2006, among the Company, IndyMacand the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.

By:	/s/ Victor H. Woodworth
Name: Victor H. Woodworth
Title: Vice President

Dated:  April 13, 2007

Exhibit Index

Exhibit

99.1.	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, IndyMac and the Trustee.

99.2	The ISDA Master Agreement dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.3	The Schedule (including the related ISDA Credit Support Annex) to the ISDAMaster Agreement dated March 29, 2007, between the Counterparty and theSupplemental InterestTrustee.

99.4	The Class 1-A-1 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.5	The Class 1-A-2 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.6	The Class 1-A-3 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.7	The Class 1-A-6 Confirmation, dated March 29, 2007, between the Counterpartyand the Supplemental Interest Trustee.

99.8	The Novation Confirmation, dated March 29, 2007, among the Counterparty,Citibank, N.A. and the Supplemental Interest Trustee.

99.9	The 1115 Agreement, dated November 16, 2006, among the Company, IndyMacand the Counterparty.